ADOPTION AGREEMENT AND
                          AMENDMENT TO TRANSFER AGENCY
                             AND SERVICES AGREEMENT
                    (With Facilities Management Arrangement)


             This Adoption Agreement and Amendment, dated as of February 25, 1998, is made to the Transfer Agency and Services Agreement dated as of June 1, 1995, as amended (the "Agreement"), by and among NATIONS FUND, INC., NATIONS FUND TRUST, THE CAPITOL MUTUAL FUNDS, d/b/a NATIONS INSTITUTIONAL RESERVES, NATIONS FUND PORTFOLIOS, INC., NATIONS LIFEGOAL FUNDS, INC., and each other party which may become a party thereto pursuant to the terms of the Agreement (individually, a "Fund," and collectively, the "Funds") and FIRST DATA INVESTOR SERVICES GROUP, INC., formerly known as THE SHAREHOLDER SERVICES GROUP, INC. (the "Transfer Agent").


                                    RECITALS


             WHEREAS, the Transfer Agent serves as transfer agent, dividend disbursing agent and agent in connection with certain other services for the Funds pursuant to the Agreement; and


             WHEREAS, Section 17.2 of the Agreement provides that, subsequent to the date of the Agreement, a registered investment company (a "New Fund") for which NationsBank, N.A., or any of its affiliates acts as investment adviser may become a party to the Agreement upon execution of a written adoption agreement (an "Adoption Agreement") by such New Fund pursuant to which such New Fund agrees to be bound by the terms of the Agreement; and


             WHEREAS, the Board of Trustees of Nations Annuity Trust ("Annuity Trust") has approved the selection of the Transfer Agent to serve as the transfer and dividend disbursing agent for all classes of shares of the portfolios of Annuity Trust; and


             WHEREAS, Annuity Trust is advised by NationsBanc Advisors, Inc., an affiliate of NationsBank, N.A.;


                                    AGREEMENT


             NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Funds and the Transfer Agent agree that the Agreement shall be amended as follows:

             1. The Funds hereby authorize the addition of Annuity Trust as a party to the Agreement effective upon the execution of this Adoption Agreement and Amendment to Transfer Agency and Services Agreement.

             2. Annuity Trust agrees to be bound by the terms of the Agreement.

             3. Annuity Trust is hereby deemed a Fund for all purposes of the Agreement and shall have all the rights, obligations and duties of a Fund under the Agreement.

             4. Schedule G, attached hereto, is hereby attached to the Agreement as Schedule G and is deemed a part of the Agreement.

5. The terms and provisions of this Adoption Agreement and Amendment shall be deemed a part of the Agreement for all purposes. To the extent that any provisions of this Adoption Agreement and Amendment modify or are otherwise inconsistent with any provisions of the Agreement, the provisions of this Adoption Agreement and Amendment shall control. In all other respects, the Agreement shall remain in full force and effect.


             IN WITNESS WHEREOF, the parties hereto have caused this Adoption Agreement and Amendment to be executed by their duly authorized officers, as of the day and year first above written.





                                 FIRST DATA INVESTOR SERVICES GROUP,
                                 INC., formerly, THE
                                 SHAREHOLDER SERVICES GROUP, INC.

                                  By:  /s/  James L. Fox
                                     ------------------------------------------
                                        Name: James L. Fox
                                        Title: Chief Operating Officer




                                  NATIONS FUND, INC.

                                  By:  /s/ A. Max Walker
                                     ------------------------------------------
                                        Name: A. Max Walker
                                        Title: President and Chairman
                                               of the Board of Directors




                                  NATIONS FUND TRUST

                                  By:  /s/ A. Max Walker
                                     ------------------------------------------
                                        Name: A. Max Walker
                                        Title: President and Chairman
                                               of the Board of Trustees




                                 THE CAPITOL MUTUAL FUNDS, d/b/a
                                 NATIONS INSTITUTIONAL RESERVES

                                  By:  /s/ A. Max Walker
                                     ------------------------------------------
                                        Name: A. Max Walker
                                        Title: President and Chairman
                                               of the Board of Trustees

                                 NATIONS FUND PORTFOLIOS, INC.


                                  By:  /s/ A. Max Walker
                                     ------------------------------------------
                                        Name: A. Max Walker
                                        Title: President and Chairman
                                               of the Board of Directors




                                 NATIONS LIFEGOAL FUNDS, INC.


                                  By:  /s/ A. Max Walker
                                     ------------------------------------------
                                        Name: A. Max Walker
                                        Title: President and Chairman
                                               of the Board of Directors




                                 NATIONS ANNUITY TRUST


                                  By:  /s/ A. Max Walker
                                     ------------------------------------------
                                        Name: A. Max Walker
                                        Title: President and Chairman
                                               of the Board of Trustees

                                   SCHEDULE G

      I)  NATIONS FUND TRUST

      o       Nations Government Money Market Fund
      o       Nations Tax Exempt Fund
      o       Nations Value Fund
      o       Nations Capital Growth Fund
      o       Nations Emerging Growth Fund
      o       Nations Disciplined Equity Fund
      o       Nations Equity Index Fund
      o       Nations Managed Index Fund
      o       Nations Managed SmallCap Index Fund
      o       Nations Managed Value Index Fund
      o       Nations Managed SmallCap Value Index Fund
      o       Nations Marsico Focused Equities Fund
      o       Nations Marsico Growth & Income Fund
      o       Nations Balanced Assets Fund
      o       Nations Short-Intermediate Government Fund
      o       Nations Short-Term Income Fund
      o       Nations Diversified Income Fund
      o       Nations Strategic Fixed Income Fund
      o       Nations Municipal Income Fund
      o       Nations Short-Term Municipal Income Fund
      o       Nations Intermediate Municipal Bond Fund
      o       Nations Florida Intermediate Municipal Bond Fund
      o       Nations Florida Municipal Bond Fund
      o       Nations Georgia Intermediate Municipal Bond Fund
      o       Nations Georgia Municipal Bond Fund
      o       Nations Maryland Intermediate Municipal Bond Fund
      o       Nations Maryland Municipal Bond Fund
      o       Nations North Carolina Intermediate Municipal Bond Fund
      o       Nations North Carolina Municipal Bond Fund
      o       Nations South Carolina Intermediate Municipal Bond Fund
      o       Nations South Carolina Municipal Bond Fund
      o       Nations Tennessee Intermediate Municipal Bond Fund
      o       Nations Tennessee Municipal Bond Fund
      o       Nations Texas Intermediate Municipal Bond Fund
      o       Nations Texas Municipal Bond Fund
      o       Nations Virginia Intermediate Municipal Bond Fund
      o       Nations Virginia Municipal Bond Fund
      o       Nations Kansas Intermediate Municipal Bond Fund
      o       Nations Missouri Intermediate Municipal Bond Fund

II)  NATIONS FUND, INC.

      o       Nations Prime Fund
      o       Nations Treasury Fund
      o       Nations Equity Income Fund
      o       Nations International Equity Fund
      o       Nations Government Securities Fund
      o       Nations International Growth Fund
      o       Nations U.S. Government Bond Fund
      o       Nations Small Company Growth Fund
      o       Nations International Value Fund

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

III)  NATIONS PORTFOLIOS,  INC.

      o       Nations Emerging Markets Fund
      o       Nations Pacific Growth Fund
      o       Nations Global Government Income Fund

IV)  THE CAPITOL MUTUAL FUNDS, d/b/a NATIONS INSTITUTIONAL RESERVES

      o       Nations Cash Reserves
      o       Nations Treasury Reserves
      o       Nations Government Reserves
      o       Nations Municipal Reserves
      o       Nations Money Market Reserves

V)  NATIONS LIFEGOAL FUNDS, INC.

      o       LifeGoal Growth Portfolio
      o       LifeGoal Balanced Growth Portfolio
      o       LifeGoal Income and Growth Portfolio


VI)  NATIONS ANNUITY TRUST

      o       Nations Value Portfolio
      o       Nations International Growth Portfolio
      o       Nations Disciplined Equity Portfolio
      o       Nations Marsico Focused Equities Portfolio
      o       Nations Marsico Growth & Income Portfolio
      o       Nations Managed Index Portfolio
      o       Nations Managed SmallCap Index Portfolio
      o       Nations Balanced Assets Portfolio


Effective Date:  February 25, 1998


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